Exhibit 10.2

Change of Election Form
for Deferred Compensation Agreement

[See Attached]

Telephone and Data Systems, Inc.
Deferred Compensation Agreement	Change of Election Form

Last Name	First Name	Middle Initial

Home Address	City	State	Zip

Date of Deferred Compensation Agreement

Section A:  Transaction Type – Check Appropriate Box(es)

☐ ☐ ☐	Change in Amount of Base Pay Deferral (Complete Section B) Change in Amount of Bonus Deferral (Complete Section C) Change in Amount of Retroactive Base Pay Increase Deferral (Complete Section D)

Section B:  Change in Amount of Base Pay Deferral – Check and Complete Appropriate Box

☐ ☐

I no longer desire to defer my base pay under the Deferred Compensation Agreement.  I hereby revoke my prior election to defer my base pay under the Deferred Compensation Agreement.

I desire to continue to defer my base pay under the Deferred Compensation Agreement, but desire to change the amount or percentage of such deferral.  I hereby elect that on each issuance of a payroll check to me of base pay, there shall be deducted an amount equal to (check one)  $____________ or   ____________ percent of such gross base pay.

***Note the effective date of this election, as described below.

Section C:  Change in Amount of Bonus Deferral – Check and Complete Appropriate Box

☐ ☐

I no longer desire to defer my bonus, if any, under the Deferred Compensation Agreement.  I hereby revoke my prior election to defer my bonus under the Deferred Compensation Agreement.

I desire to continue to defer my bonus, if any, under the Deferred Compensation Agreement, but desire to change the percentage of such deferral.  I hereby elect that on each issuance of a check to me in full or partial payment of my bonus, there shall be deducted an amount equal to  ____________ percent of such gross bonus payment.

***Note the effective date of this election, as described below.

Section D:  Change in Amount of Retroactive Base Pay Increase Deferral – Check and Complete Appropriate Box

☐ ☐

I no longer desire to defer my retroactive base pay increase, if any, under the Deferred Compensation Agreement.  I hereby revoke my prior election to defer my retroactive base pay increase under the Deferred Compensation Agreement.

I desire to continue to defer my retroactive base pay increase, if any, under the Deferred Compensation Agreement, but desire to change the percentage of such deferral.  I hereby elect that on each issuance of a check to me in full or partial payment of my retroactive base pay increase, there shall be deducted an amount equal to ____________ percent of such gross retroactive base pay increase.

***Note the effective date of this election, as described below.

READ THIS INFORMATION BEFORE SIGNING

I understand:

•          Changes to deferral elections legally may not be given effect mid-year.  Accordingly, my elections in this Change of Election Form will be effective only with respect to amounts payable for services performed in calendar years following the calendar year in which such elections are made.  My elections herein do not supersede my elections as in effect prior to the date of this Change of Election Form for amounts payable for services performed in the current calendar year.

                Example I:  Executive desires to change his or her bonus deferral percentage from 10% to 5%.  The election change is made in January, 2009.  The change first will be effective for the annual bonus earned for services performed in 2010 (and paid in 2011).  It will not apply to the annual bonus earned for services performed in 2009 (and paid in 2010), which will continue to be subject to the 10% deferral election.

                Example II:  In December, 2009, Executive changes his or her base pay deferral percentage from 3% to 6%, which change is effective January, 2010.  In July, 2010, Executive desires to further increase his or her base pay deferral percentage from 6% to 9%.  The 6% election is irrevocable for 2010, and the increase to 9% will be effective January, 2011.

•          My elections and deferrals are governed by the terms of the Deferred Compensation Agreement, as it may be amended from time to time.

•          Deferrals under the Deferred Compensation Agreement are considered the Company’s general assets, and, in the event of Company insolvency, are subject to the claims of general creditors.

Executive Signature	Date

RETURN TO C. THEODORE HERBERT IN CORPORATE HUMAN RESOURCES

Please keep a copy for your records